UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 25, 2008

 Tia IV, Inc.
(Exact name of Registrant as specified in its charter)

DELAWARE	76-0836770	0-52288
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)	(Commission File Number)

7325 Oswego Road, Suite D
Liverpool, NY 13090
(Address of principal executive offices)
(ZIP Code)

917-459-1021
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2008

By:	/s/ Ralph Porretti
CEO and Principal Executive Officer

ATTENTION: Intentional misstatements or omissions of fact constitute Federal Criminal Violations (See 18 U.S.C. 1001).

INTRODUC TION

Forward-Looking Statements

This report contains statements that plan for or anticipate the future, called "forward-looking statements." In some cases, you can identify forward- looking statements by terminology such as "may," "will," “should,” “could,” “expects,” "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of those terms and other comparable terminology.

These forward-looking statements include statements about:

•	Our market opportunity;
•	Our strategies;
•	Competition;
•	Expected activities and expenditures as we pursue our business plan; and
•	The adequacy of our available cash resources.

These statements appear in a number of places in this report and include statements regarding our intent, belief or current expectations, those of our directors or officers with respect to, among other things: (i) trends affecting our financial condition or results of operations, (ii) our business and growth strategies, and (iii) our financing plans. Although we believe that the expectations reflected in the forward-looking statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

The accompanying information contained in this report, including the information discussed under the headings “ Risk Factors ,” and “Management’s Discussion and Analysis or Plan of Operations” identify important factors that could adversely affect actual results and performance. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statement appearing above.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1 .01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 25, 2008 we executed, delivered and consummated a Securities Purchase Agreement (the “ Securities Purchase Agreement”) by and among Company, Mary Passalaqua, and Ralph Porretti, Jim McAlinden and Peter Ng who are signatories to the Securities Purchase Agreement. Mrs. Passalaqua was, until August 25, 2008, our sole officer, director and shareholder.

Pursuant to the terms of the Securities Purchase Agreement Ralph Porretti, Jim McAlinden and Peter Ng purchased 13,500,000 common shares of Company at $.0001 per share (the “ Purchaser Shares”).   For a description of the Share Purchase, and the material agreements entered into in connection therewith, please see Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

The Company will focus on meeting its goals by marketing the first integrated debt mitigation package that provides, under the umbrella of the National Mortgage Modification brand name, both mortgage and unsecured debt (credit cards and credit lines) modification services. This stands in stark contrast to the current industry practice of focusing solely on mortgage mitigation, which fails to address the homeowner’s total financial burden and offers the lending institutions only a partial assessment of the risks involved. Please refer to “Item 2.01 Completion of Acquisition or Proposed Plan of Operations.”

SECTION 2 - FINANCIAL INFORMATION
The financial highlights of National Mortgage Modification, Inc are as follows:

Five-Year Profit & Loss Projections (000’s)
	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue	$312	$5,577	$70,200	$74,880	$74,880
Direct Costs	94	1,763	21,060	22,464	22,464
Gross Profit	218	3,814	49,140	52,416	52,416
Operating Expenses	64	1,462	10,712	11,390	11,368
EBITDA	156	2,361	38,610	41,184	41,184

ITEM 2.01 COMPLETION OF ACQUISITION or PROPOSED PLAN OF OPERATIONS .

COMPLETION OF PURCHASE AND PROPOSED PLAN of OPERATION.

THE COMPANY

Tia IV, Inc. (the “Company”) was incorporated in Delaware on August 17, 2006, with an objective to acquire, or merge with, an operating business. As of July 31, 2008, the Company had not yet commenced any operations.

The Company, based on proposed business activities, is a "blank check" company. The Securities and Exchange Commission (“SEC”) defines such a company as “a development stage company” that has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and is issued ‘penny stock,’ as defined in Rule 3a51-1 under the Securities Exchange Act of 1934. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in its securities, either debt or equity, until the Company concludes a business combination.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation and, to a lesser extent, that desires to employ the Company’s funds in its business. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business (“Business Combination”) rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The analysis of new business opportunities will be undertaken by or under the supervision of the officers and directors of the Company.

Except as otherwise indicated by the context, references in this document to “Tia IV, Inc,” “Company,” “we,” “us,” or “our” are references are to such proposed operations. All references to “$” are to the legal currency of the United States.

CLOSING OF THE SHARE PURCHASE AGREEMENT

We entered into and consummated the Securities Purchase Agreement on August 25, 2008. Under the terms of the Purchase Agreement, Ralph Porretti, Jim McAlinden and Peter Ng acquired 13,500,000 common shares of Company at $.0001 per share. Our certificate of incorporation and by-laws will continue to be those of the Company. We will be governed by the corporate law of the State of Delaware.

We are a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended (“ Exchange Act”) and we are current in our reporting under the Exchange Act.

Each of our shares issued in the purchase is restricted stock, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended (the “ Securities Act”) or an available exemption therefrom. No registration statement covering these securities has been filed with the Securities and Exchange Commission (the “ SEC”) or with any state securities commission.

Upon consummated of the Purchase Agreement, Mr. Ralph Porretti was appointed as our CEO and director, Mr. Jim McAlinden was appointed as President and Director and Mr, Peter Ng was appointed Secretary and Director. Mrs. Mary Passalaqua, our sole Officer, Director, and shareholder before consummation of the Share Purchase submitted her resignation letter resigning from all executive offices, effective immediately, and from her position as a director that became effective after the consummation of the Share Purchase Agreement. The officers and directors will be those persons indicated in Section 5.02 hereof.

We may seek to have our common stock quoted for trading on the OTCBB or another exchange. There can be no assurance as to if and when the shares of common stock will become quoted on NASDAQ or if the common stock will continue to be traded on the OTC BB and, even if the shares of common stock are quoted or traded on either medium, there can be no assurance that an active trading market will develop for such shares.

RISK FACTORS

You should carefully consider the risks described below, in conjunction with other information and our financial statements and related notes included elsewhere in this Form 8-K, before making an investment decision. . The most significant risks and uncertainties which we face are described below; if any of the following risks actually occur, our business, financial condition, or results or operations could be materially adversely affected.

We have no operating history which makes your evaluation of our proposed business model difficult.

We were recently organized and only recently completed the Share Purchase Agreement. Our future is dependent upon our ability to obtain financing and upon future profitable operations. These factors raise substantial doubt that we will be able to continue as a going concern.

Special risks may be associated with our efforts Such operations will be subject to political, economic and other uncertainties, including among other things, the economy, Government regulations, taxation policy, , s and other uncertainties arising over our proposed operations.

The Company operates in an increasingly competitive environment

The market for the industry the Company plans to enter is increasingly and intensely competitive. The Company competes with well-established regional banks . The Company also competes with the large major national banks that are here in the U. S. The Company cannot assure you that it will be able to compete successfully against current, emerging and future competitors. This competition may result in reduced margins, and loss of segment share to the Company

The Company depends heavily on the management team and consultants

The Company’s business strategy and success is dependent on the skills and knowledge of its management team. The Company’s operations will also be dependent on the efforts, ability and experience of key members of the management staff. The Company also operates with a small number of advisors and consultants and, therefore, has little backup capability for their activities. The loss of services of one or more members of the Company’s management team or the loss of one or more of its advisors could weaken significantly the management expertise and the Company’s ability to efficiently run its business. The Company does not maintain key man life insurance policies on any of its officers, although the Company does intend to obtain such insurance policies in the future.

The Company intends to pursue acquisitions. The Company’s business may be adversely affected if it cannot effectively integrate acquired operations.

One of the Company’s business strategies will be to acquire operations and assets that are complementary to its business. Acquiring operations and assets involves financial, operational and legal risks. These risks include:

•	inadvertently becoming subject to liabilities of the acquired company that were unknown to us at the time of the acquisition, such as later asserted litigation matters or tax liabilities;

•	the difficulty of assimilating operations, systems and personnel of the acquired businesses; and

•	maintaining uniform standards, controls, procedures and policies.

Competition from other potential buyers could cause the Company to pay a higher price than it otherwise might have to pay and reduce its acquisition opportunities. The Company could be out-bid by larger, better capitalized companies for acquisition opportunities it pursues.

The Company will be required to maintain several types of insurance to cover company operations, including Workers Compensation and comprehensive general liability. Amounts over base coverage’s are provided by primary and excess umbrella liability policies.

The Company may not be able to maintain adequate insurance in the future at rates it considers reasonable or losses may exceed the maximum limits under its insurance policies. If a significant event that is not fully insured or indemnified occurs, it could materially and adversely affect the Company’s financial condition and results of operations.

Operations could result in liability for personal injuries, property damage, As a result, substantial liabilities to third parties or governmental entities may be incurred which could have a material adverse effect on its financial condition and results of operations. The Company shall maintain insurance coverage for its operations

There is no trading market for our common stock

There is currently no trading market for our common stock and such a market may not develop or be sustained. If a trading market for our common stock were to be established, the market price of our common stock may be significantly affected by factors such as actual or anticipated fluctuations in our operation results, general market conditions and other factors. In addition, the stock market has from time to time experienced significant price and volume fluctuations that have particularly affected the market prices for the shares of developmental stage companies, which may materially adversely affect the market price of our common stock as well as your ability to resell the shares that you may have acquired.

Our management team does not have extensive experience in public company matters, which could impair our ability to comply with legal and regulatory requirements.

Our management team has had limited U.S. public company management experience or responsibilities, which could impair our ability to comply with legal and regulatory requirements, such as the Sarbanes-Oxley Act of 2002 and applicable federal securities laws including filing on a timely basis required reports and other required information. Our management may not be able to implement and affect programs and policies in an effective and timely manner that adequately respond to increased legal or regulatory compliance and reporting requirements imposed by such laws and regulations. Our failure to comply with such laws and regulations could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our management will own a controlling interest in the company and will be able to control management decisions thereby limiting the ability of the public shareholders to influence the corporate direction and affairs.

The management will hold 13,500,000 shares, representing approximately 84.3% of the issued and outstanding shares. As such, they have the ability to exert control over our business affairs, including the ability to delay or prevent a change in our corporate control even if our other stockholders wanted it to occur. These stockholders will be able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This will not delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.

Our common stock is a "penny stock," and because "penny stock” rules will apply, you may find it difficult to sell the shares of our common stock you acquired in this offering.

Our common stock is a “penny stock” as that term is defined under Rule 3a51-1 of the Securities Exchange Act of 1934. Generally, a "penny stock" is a common stock that is not listed on a securities exchange and trades for less than $5.00 a share. Prices often are not available to buyers and sellers and the market may be very limited. Penny stocks in start-up companies are among the riskiest equity investments. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the U.S. Securities & Exchange Commission. The document provides information about penny stocks and the nature and level of risks involved in investing in the penny stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser's written agreement to the purchase. Many brokers choose not to participate in penny stock transactions. Because of the penny stock rules, there is less trading activity in penny stocks and you are likely to have difficulty selling your shares.

Our compliance with changing laws and rules regarding corporate governance and public disclosure may result in additional expenses to us which, in turn, may adversely affect our ability to continue our operations.

Keeping abreast of, and in compliance with, changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations and, in the event we are ever approved for listing on either NASDAQ or a registered exchange, NASDAQ and stock exchange rules, will require an increased amount of management attention and external resources. We intend to continue to invest all reasonably necessary resources to comply with evolving standards, which may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. This could have an adverse impact on our ongoing operations.

If we do not obtain additional financing, we will need to curtail our acquisition and development activities and our business may fail, in which case you may lose your investment.

We have no current operating funds to cover our proposed plan of operation, as well as anticipated operating overheads, professional fees and regulatory filing fees over the next twelve months. Therefore, we will need to obtain additional financing in order to complete our full business plan.

We currently do not have any arrangements for financing and we may not be able to obtain financing when required. Obtaining additional financing would be subject to a number of factors many of which are beyond our control. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

PLAN OF OPERATIONS

Overview

Tia IV, Inc. (the “Company”) was incorporated in Delaware on August 17, 2006, with an objective to acquire, or merge with, an operating business. As of July 31, 2008, the Company had not yet commenced any operations.

The Company, based on proposed business activities, is a "blank check" company. The Securities and Exchange Commission (“SEC”) defines such a company as “a development stage company” that has no specific business plan or purpose, or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and is issued ‘penny stock,’ as defined in Rule 3a51-1 under the Securities Exchange Act of 1934. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in its securities, either debt or equity, until the Company concludes a business combination.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation and, to a lesser extent, that desires to employ the Company’s funds in its business. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business (“Business Combination”) rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business. The analysis of new business opportunities will be undertaken by or under the supervision of the officers and directors of the Company.

Capital Resources and Liquidity

The financial highlights of National Mortgage Modification, Inc are as follows:

Five-Year Profit & Loss Projections (000’s)
	Year 1	Year 2	Year 3	Year 4	Year 5
Revenue	$312	$5,577	$70,200	74,880	74,880
Direct Costs	94	1,763	21,060	22,464	22,464
Gross Profit	218	3,814	49,140	52,416	52,416
Operating Expenses	64	1,462	10,712	11,390	11,368
EBITDA	156	2,361	38,610	41,184	41,184

During the next twelve months we anticipate that we will have to raise sufficient funds to proceed not only with basic administrative operations; and to fully implement our proposed business plan. If we do not obtain the funds necessary for us to continue our basic business activities we may need to curtail or cease our operations until such time as we have sufficient funds.

We currently have no arrangements for such financings and can give you no assurance that such financings will be available to us on terms that we deem acceptable or at all. We believe that once we become a “reporting” company, our ability to raise funds will be enhanced but this in itself will not guarantee that we will in fact be able to raise the capital required to implement our business strategy fully.

MANAGEMENT

The following table and text set forth the names and ages of all directors and executive officers of the Company as of the date of this report. The Board of Directors is comprised of only one class. All of the directors will serve until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Executive officers serve at the discretion of the Board of Directors, and are appointed to serve by the Board of Directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Name	Age	Position	Held Position Since
Ralph Poretti	60	CEO, Director	August 25, 2008 (1)
Jim McAlinden	59	President, Director	August 25, 2008
Peter Ng	31	Secretary, Director	August 25, 2008

(1)	Mary Passalaqua resigned as our President and Director effective as of August 25, 2008.

Business Experience and Educational Background

The following represents a summary of the business history of each of the named individuals for the last five years:

Ralph Porretti, CEO

Ralph Porretti has extensive multi-industry credentials at the senior management level in the mortgage, telecom, and real estate fields in both line management and consulting capacities. Prior to starting NMM, key management positions included:

▪	Consultant to Manhattan Mitigation, Inc
▪	Managing Partner at Verde Funding Corporation and President of its Real Estate Division.
▪	President and CEO of Best Telecom Installations, Inc. The Company specialized in the installation of payphone systems and counted the City of New York and AT&T as its clients.
▪
Founder and President of RD&J Communications, a switch based long distance carrier service with over 250 employees and gross sales of $30 million. The Company was sold in 1995 to Davel Communications, the largest payphone provider in the U.S.

Ralph is a bottom line manager with strong marketing, sales and interpersonal skills and a successful track record in managing startups and promoting innovation.

He is a graduate of the International Data Processing Institute, holds an Associate Brokers License, and is a Member of the Staten Island Board of Realtors.

Jim McAlinden, President & Chief Financial Officer

Background – Jim is an accounting and finance leader with a proven start-up and turn -around record. His focus has been developing and implementing growth and cost reduction programs that improve profitability and leverage asset portfolios to maximize competitive advantage. Over the last 15 years he has held senior positions e.g. President and/or Chief Financial Officer with three different OTC NASDAQ Firms. Jim has a Bachelors Degree in Accounting from Sir George Williams (Concordia) University.

McAlinden and Porretti worked hand and hand (during the 1980’s and 1990’s) in owning and operating one of the fastest growing privately held communication companies in the United States. This team has worked in many capacities through the years on various projects. Their combined experience and mutual respect gives them a significant advantage in managing the startup and expanding operations of NMM.

Peter NG, Vice President Operations

Background - Peter has worked in a senior management position for a successful major mortgage mitigation firm during the last (2007-2008) year. He was in charge of the complete daily operations for this start up firm from hiring a new operational staff to training and the structuring of the staff’s daily activities. Peter’s previous experience is in the mortgage financing industry. Porretti and NG have worked together in the financial industry over the last 7 years. Prior to his work with Porretti, he was a supervisor for two of the outlets of the Kahala Corporation, one of the fastest growing quick service restaurant franchises in North America. Over a two-year period, Peter was able to increase his bottom line by over 500%.

Family Relationships

There are no family relationships among any of our directors, executive officers and other key personnel.

Involvement in Certain Legal Proceedings

During the past five years none of our directors, executive offices, promoters or control persons was:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Directors

Our Board of directors consists of three (3) members. All of the directors will serve until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Pursuant to our Bylaws, any vacancy occurring in the Board of directors, including a vacancy created by an increase in the number of directors, may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders. If there are no remaining directors, the vacancy shall be filled by the shareholders.

At a meeting of shareholders, any director or the entire Board of directors may be removed, with or without cause, provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast against removal.

Committees

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Audit Committee Financial Expert

Our board of directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, nor do we have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because management believes that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

EXECUTIVE COMPENSATION

There is currently no plan of compensation in effect although it is anticipated that such a plan will be put into effect.

Mrs. Passalaqua resigned as an officer and director on August 25, 2008. In connection with the separation agreement between ourselves and Mrs. Passalaqua we agreed to pay Mrs. Passalaqua 1,500,000 shares of common stock of the Company.

Employment Contracts and Termination of Employment

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Options/SAR Grants Table

We do not have any stock options outstanding. No stock options or stock appreciation rights under any stock incentive plans were granted to our directors and officers since our inception.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Change in Control Arrangements

Other than the Share Purchase Agreement, we are not aware of any other arrangements, understandings or agreements that may result in a change of control.

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Trading Market

There currently exists no public trading market for our common stock, and we cannot assure you that such a market will develop in the future. In the absence of an active public trading market, an investor may not be able to liquidate his investment without considerable delay, if at all. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operation.

We have no agreement with any broker or dealer to act as a market maker for our securities and there is no assurance that we will be successful in obtaining any market makers. The lack of a market maker for our securities could adversely influence the market for and price of our securities, as well as your ability to dispose of, or to obtain accurate quotations as to the price of, our securities.

Sale of Restricted Shares

It is anticipated that certain shares of our common stock may be issued and sold by us in private transactions in reliance upon exemptions from registration under the Securities Act. Such shares may be sold only pursuant to an effective registration statement filed by us or an applicable exemption, including the exemption contained in Rule 144 promulgated under the Securities Act.

In general, under Rule 144 as currently in effect, a stockholder, may sell shares of common stock after at least six months has elapsed since such shares were acquired from us. The number of shares of common stock which may be sold within any three-month period is limited to the greater of: (i) one percent of our then outstanding common stock, or (ii) the average weekly trading volume in our common stock during the four calendar weeks preceding the date on which notice of such sale was filed under Rule 144. Certain other requirements of Rule 144 concerning availability of public information, manner of sale and notice of sale must also be satisfied. In addition, a stockholder who is not our affiliate, who has not been our affiliate for 90 days prior to the sale, and who has beneficially owned shares acquired from us for over one year may resell the shares of common stock without compliance with many of the foregoing requirements under Rule 144.

At August 25, 2008 we had 1,000,000 shares issued and outstanding and are required to issue to Mr. Porretti, Mr. McAlinden and Mr. Ng a total of 13,500,000 shares of common stock pursuant to the Share Purchase Agreement and we are required to issue to Mrs. Passalaqua 1,500,000 shares pursuant to the Separation Agreement. All of the issued and outstanding shares are deemed “restricted securities” within the meaning of Rule 144. As of the date of this report, our officers, directors and affiliates own an aggregate of 13,500,000 shares or approximately 84.3 % of our issued and outstanding shares.

Pursuant to Rule 144, if any of our shareholders (including our affiliates) have held their restricted shares for more than six months, and assuming compliance with the requirements of Rule 144, each such shareholder may sell, together with all sales of restricted and other securities of the same class for the account of the same person within the preceding three months, up to a maximum of one percent of our issued and outstanding shares. If any of our shareholders are acting in concert as a group, then all restricted securities that they sell will be combined in determining whether they have exceeded the maximum amount that could be sold.

All shares owned by affiliates will continue to be subject to the resale limitations imposed by Rule 144 for so long as such persons remain an affiliate. Three months after they cease being an affiliate, sales may be made, after the lapse of a one year period from the issue date, without limitations under Rule 144.

Penny Stock

Our common stock is considered a “penny stock” under the rules the Securities and Exchange Commission (the “ SEC”) under the Securities Exchange Act of 1934. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that:

•	contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•
contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws; contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price;

•	contains a toll-free telephone number for inquiries on disciplinary actions;

•	defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and

•	contains such other information and is in such form, including language, type, size and format, as the Commission shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with:

•	bid and offer quotations for the penny stock;
•	the compensation of the broker-dealer and its salesperson in the transaction;
•	the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and
•	monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgement of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement.

These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock.

Holders

As of August 25, 2008, we had approximately one registered holder of our common stock. The number of record holders was determined from the records of our transfer agent and does not include Mr. Porretti, Mr. McAlinden and Mr. Ng who are entitled to 13,500,000 shares of common stock.

Transfer Agent

The transfer agent of our common stock is Fidelity Transfer Company, 8915 s. 700 e., Suite 102, Sandy, UT 84070 Phone: 801-562-1300Fax: 801-233-0589

Dividend Policy

We have never declared or paid cash dividends on our capital stock and do not anticipate paying any cash dividends in the foreseeable future, but intend to retain our capital resources for reinvestment in our business. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements and other factors as the board of directors deems relevant. Our board of directors has the right to authorize the issuance of preferred stock, without further stockholder approval, the holders of which may have preferences over the holders of the common stock as to payment of dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER
MATTERS

As of August 25, 2008, the beneficial ownership of common stock of each person known to us who owns more than 5% of our issued and outstanding common stock and of our directors and executive officers is as follows:

Name and Address	Position with Us	No. of Shares Owned	Approximate Percentage of Issued and Outstanding(1)
Ralph Poretti 364 Mosel Ave. Staten Island, NY 10304	CEO and Director	4,500,000	28.1%
Jim McAlinden 2337 Tudor House St., #106 Wesley Chapel, FL 33544	President and Director	4,500,000	28.1%
Peter Ng 23 Mundy Ave Staten Island NY 13010	Secretary and Director	4,500,000	28.1%
Mary Passalaqua(2) 7325 Oswego Road, Suite D Liverpool, NY, 13090		2,500,000	15.6%
Officers and Directors as
a Group (3 persons)		13,500,000	84.3%

(1)
For purposes of this table “outstanding shares” refers to and includes the 4,500,000 shares each to be issued to Mr. Porretti, Mr. McAlinden and Mr. Ng and the 1,500,000 to be issued to Mrs. Passalaqua.

(2)	Until August 25, 2008, Mrs. Passalaqua was our sole officer, director and shareholder.

As of the date of this report, we did not have any compensation plans (including compensation arrangements) under which our equity securities are authorized for issuance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 25, 2008 we executed a Separation and Release agreement dated August 20, 2008 with Mary Passalaqua (our former President and, prior to August 25, 2008 our sole director and shareholder), pursuant to which Mrs. Passalaqua resignation as our sole director and officer became effective as of August 25, 2008 and we are required to deliver to Mrs. Passalaqua 1,500,000 shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $.0001 per share, and 10,000,000 shares of preferred stock, which preferred stock can be issued in such classes and series, and with such rights and preferences, as may hereafter be determined by our Board of Directors. As of August 25, 2008, we had 1,000,000 shares of common stock outstanding and no shares of preferred stock outstanding.

Common Stock

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of our common stock are entitled to receive dividends ratably, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore. Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive ratably, our net assets available after the payment of all liabilities.

Holders of our common stock have no preemptive, subscription, redemption or conversion rights, and there are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of our common stock are, and the shares offered in this offering will be, when issued and paid for, duly authorized, validly issued, fully paid and non-assessable.

Preferred Stock

Our certificate of incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock. Purchase Agreement we are None of such Preferred Stock has been designated or issued. Our Board of Directors is authorized to issue shares of Preferred Stock from time to time in one or more series and, subject to the limitations contained in the certificate of incorporation and any limitations prescribed by law, to establish and designate any such series and to fix the number of shares and the relative conversion rights, voting rights and terms of redemption (including sinking fund provisions) and liquidation preferences. If shares of Preferred Stock with voting rights are issued, such issuance could affect the voting rights of the holders of the Common Stock by increasing the number of outstanding shares having voting rights, and by the creation of classes or series of voting rights. If the Board of Directors authorizes the issuance of shares of Preferred Stock with conversion rights, the number of shares of Common Stock outstanding could potentially be increased by up to the authorized amount. Issuances of shares of Preferred Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company and may adversely affect the rights of holders of Common Stock. Also, any Preferred Stock could have preferences over the Common Stock (and other series of Preferred Stock) with respect to dividends and liquidation rights.

Dividends

We have not declared any cash dividends to date. We have no present intention of paying any cash dividends on our common stock in the foreseeable future, as we intend to use earnings, if any, to generate growth. The payment of dividends, if any, in the future, rests within the discretion of our Board of Directors and will depend, among other things, upon our earnings, capital requirements and our financial condition, as well as other relevant factors. There are no restrictions in our Certificate of Incorporation or By-laws that restrict us from declaring dividends.

Registration Rights

No registration rights have been granted to any shareholder.

Shares Eligible for Future Sale

Future sales of a substantial number of shares of our common stock in the public market could adversely affect market prices prevailing from time to time. Under the terms of any future offering, shares of common stock offered may be resold without restriction or further registration under the Securities Act of 1933, except that any shares purchased by our “affiliates,” as that term is defined under the Securities Act, may generally only be sold in compliance with Rule 144 under the Securities Act.

Indemnification of Officers and Directors

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

Our Certificate of Incorporation provides that it will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•	any breach of the director's duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	payments of unlawful dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

Our Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings and there are no material legal proceedings pending with respect to our property.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

Our directors and officers are indemnified by our bylaws against amounts actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they are a party by reason of being or having been our directors or officers or of our subsidiaries. Our articles of incorporation provide that none of our directors or officers shall be personally liable for damages for breach of any fiduciary duty as a director or officer involving any act or omission of any such director or officer. In so far as indemnification for liabilities arising under the Securities Act may be permitted to such directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by such director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are currently required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Our filings with the SEC may be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the SEC at prescribed rates.

SECTION 3- SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED S ALE S OF EQUITY SECURITIES

Pursuant to the Securities Purchase Agreement we are required to issue 13,500,000 shares of common stock to Ralph Porretti, Jim McAlinden and Peter Ng. The shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 as amended.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN C ONT ROL OF REGISTRANT.

Pursuant to the Securities Purchase Agreement we are required to issue 13,500,000 shares of common stock to Ralph Porretti, Jim McAlinden and Peter Ng. Prior to such issuance we had 1,000,000 shares of common stock outstanding. As of August 25, 2008 we had 1,000,000 shares issued and outstanding.

The shares issued to Ralph Porretti, Jim McAlinden and Peter Ng are to be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933 as amended. This share issuance and the resignation of, Mary Passalaqua, our former sole director and shareholder, resigned as our President and as a director on August 25, 2008 have resulted in a change of control over our business operations.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the Securities Exchange Agreement, Mary Passalaqua, our former sole director and shareholder, resigned as our President and as a director on August 25, 2008.

The following is a list of our officers and directors:

Director/officer	Position with the Company

Ralph Porretti	Director and CEO

Jim McAlinden	Director and President
Peter Ng	Director and Secretary

For a description of the Share Exchange, and the material agreements entered into in connection therewith, please see “ Management” in Item 2.01 of this Current Report, which discussion is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

As a result of the transaction as described under “ Item 2.01Completion of Acquisition or Disposition of Assets” we will relocate our offices to 364 Mosel Ave., Staten Island, NY 10304. Telephone number is 917-459-1021.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description of Exhibit

10.1	Securities Exchange Agreement executed on August 25, 2008 and dated as of August 20, 2008 by and among Tia IV, Inc. , Mary Passalaqua, and Ralph Porretti, Jim McAlinden and Peter Ng.

10.2	Separation Agreement and Release executed on August 25, 2008 and dated as of August 20, 2008 by and between Tia IV, Inc. , and Mary Passalaqua.